SUMMARY PROSPECTUS

MAY 1, 2011

INTERNATIONAL EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLINX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lfie. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus, dated May 1, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2011, and the sections of the Fund’s shareholder report dated December 31, 2010 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%
Waivers and Expense Reimbursements[2]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

1 Expense information has been restated to reflect the Fund’s advisory and administration agreements effective May 1, 2010.

2 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding any Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$227
5 Years	$407
10 Years	$927

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2010, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining

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investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Advisors looks for companies of all sizes with sustainable earnings growth, focused management with successful track records, unique and easy-to-understand franchises (brands), stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects, and consistent generation of free cash flow.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Active Management Risk—The risk that securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. Securities of issuers in these countries may be less liquid than securities of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

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• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2010, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, the fees charged to the Fund increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 25.83%, for the quarter ended June 30, 2009. Worst quarter: -23.56%, for the quarter ended December 31, 2008.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years
International Equity Fund (Inception: April 3, 2000)	19.63%	4.09%	4.29%
MSCI EAFE® Index
(reflects no deductions for fees, expenses or taxes)	7.75%	2.46%	3.52%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Chris Semenuk	Shigemi (Amy) Hatta
Title:	Managing Director	Managing Director
Experience on Fund:	since 2000	since 2007

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a

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factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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